SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 16, 1997 (October 4, 1997)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                        0-26102                      04-3196245
(State or other                   (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)




                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)







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Item 5.  Other Events

         On October 4, 1997, American Tower Systems, Inc. ("ATS") a wholly-owned subsidiary of American Radio Systems Corporation (the "Company"), entered into an Asset Purchase Agreement with Tucson Communications Company, L.P., a California limited partnership ("Tucson"), pursuant to which ATS will acquire substantially all the assets of Tucson, an operator of six communication towers located on one site in Tucson, Arizona, for a purchase price of approximately $12.3 million. For more information see the Company's press release, dated October 6, 1997, which is attached herewith as Exhibit 99.1.

         On October 6, 1997, ATS entered into a Stock Purchase Agreement with OPM-USA, Inc. ("OPM"), a Florida corporation, pursuant to which ATS will purchase all of the outstanding stock of OPM for a maximum consideration of approximately $105.0 million. OPM owns, leases and operates communication towers in the southeastern United States (primarily Florida) and is engaged in the business of managing communication sites for third parties. The purchase price is contingent upon OPM's ability to attain certain targets relating to the number of towers completed and the run-rate operating cash flow produced by those towers. For more information see the Company's press release, dated October 6, 1997, which is attached herewith as Exhibit 99.1.

         On October 9, 1997, ATS consummated the transaction contemplated by the Asset Purchase Agreement, dated July 8, 1997 between ATS and Diablo Communications, Inc. ("Diablo") (the "Diablo Agreement") and an Asset Purchase Agreement, dated July 8, 1997 between ATS and Diablo Communications of Southern California, Inc. ("Diablo Southern California") (the "Diablo Southern California Agreement") to purchase tower sites and two tower site management businesses for an aggregate purchase price of $40,500,000, in the case of Diablo, and $4,500,000, in the case of Diablo Southern California, subject in each case to certain adjustments described in Section 2.3 of both the Diablo Agreement and the Diablo Southern California Agreement, which are incorporated by reference to the Company's Report on Form 10- Q for the quarterly period ended June 30, 1997.


Item 7. Financial Statements and Exhibits

     (c)   Exhibits

     Exhibit 99.1  -   Press Release, dated as of October 6, 1997

     Exhibit 99.2  -   Asset Purchase Agreement, dated July  8, 1997,  by  and
                       between  ATS  and Diablo Communications, Inc.*

     Exhibit 99.3  -   Asset Purchase Agreement, dated July 8, 1997,  by  and
                       between  ATS  and Diablo  Communications  of  Southern
                       California, Inc.**


         * Filed as Exhibit 10.4a to the Company's Report on Form 10-Q for the quarterly period ended June 30, 1997.

         ** Filed as Exhibit 10.4c to the Company's Report on Form 10-Q for the quarterly period ended June 30, 1997.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN RADIO SYSTEMS
                                          CORPORATION
                                          (Registrant)



       Date: October 16, 1997             By: /s/ Justin D. Benincasa
                                              Justin D. Benincasa
                                              Vice President and
                                              Corporate Controller





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